Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT VEST U.S. EQUITY QUARTERLY 2.5 TO 15 BUFFER ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

Dated April 18, 2025

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On April 17, 2025, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period will begin as of April 21, 2025. The new Target Outcome Period will end on July 18, 2025. The cap for the Fund for the Target Outcome Period beginning on April 21, 2025 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF (DHDG)	5.88%	5.66%

Please Keep this Supplement with your Fund Prospectus for Future Reference